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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported) November 18, 1994
                                                 -----------------



                        THE WASHINGTON WATER POWER COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Washington                              1-3701                    91-0462470
- ----------------------------------         -------------------------      ------------------
  (State or other jurisdiction of                 (Commission              (I.R.S. Employer
  incorporation or organization)                 File Number)             Identification No.)


1411 East Mission Avenue, Spokane, Washington                                  99202-2600
- ---------------------------------------------------                       ------------------
      (Address of principal executive offices)                                 (Zip Code)



Registrant's telephone number, including area code:                          509-489-0500
                                                                          ------------------



                                      None
             ----------------------------------------------------
             (Former name, former address and former fiscal year,
                         if changed since last report)
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Item 5.  Other Events.
- ----------------------

A Special Meeting of Shareholders of The Washington Water Power Company (Company) was held on November 18, 1994. The only matter voted upon at the meeting was the approval of the Agreement and Plan of Reorganization and Merger dated as of June 27, 1994, as amended October 4, 1994, by and among the Company, Sierra Pacific Resources (SPR), Sierra Pacific Power Company (SPPC) and Resources West Energy Corporation (Resources West), a wholly-owned subsidiary of the Company, and the transactions contemplated thereby (Merger Proposal), pursuant to which, among other things, each of the Company, SPR and SPPC will be merged with and into Resources West.

As of September 22, 1994, the record date for determining shareholders entitled to notice of and to vote at the meeting, 54,017,035 shares of Common Stock of the Company and 850,500 shares of Preferred Stock of the Company were issued and outstanding, with 43,088,852 shares of Common Stock and 641,686 shares of Preferred Stock represented at said meeting. Approval of the Merger Proposal required the affirmative vote of (i) not less than two thirds of all votes entitled to be cast by all holders of Company Common Stock and (ii) not less than two-thirds of all votes entitled to be cast by all holders of Company Preferred Stock, in each case voting separately as a class. The Merger Proposal was approved by the requisite shareholder votes. The details of the voting are shown below:

                                                    Against
                               For                or Withheld       Abstain
                            ----------            -----------      ---------
Common Stock                39,879,477             1,775,872       1,433,503

Preferred Stock                641,686                     0               0


See the Registration Statement on Form S-4 of Resources West (Registration No. 33-55763) including the prospectus of Resources West and the Joint Proxy Statement of the Company, SPR and SPPC for additional details relating to the terms of the proposed merger.

Item 7. Financial Statements and Exhibits.
- ------------------------------------------

       Exhibit 99              Press Release dated November 18, 1994

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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        THE WASHINGTON WATER POWER COMPANY
                                        ----------------------------------


Dated:  November 22, 1994               By    \s\ J. E. Eliassen
                                          --------------------------------
                                                  J. E. Eliassen
                                          Vice President - Finance and
                                             Chief Financial Officer
                                            (Principal Accounting and
                                                Financial Officer)

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